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                                                                   Exhibit 10.23

                     WORKING CAPITAL MAINTENANCE AGREEMENT

          THIS WORKING CAPITAL MAINTENANCE AGREEMENT (this "Agreement") is made as of January 24, 1996 by and among COURTYARD II ASSOCIATES, L.P., a Delaware limited partnership having its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "Owner"), COURTYARD BY MARRIOTT II LIMITED PARTNERSHIP, a Delaware limited partnership having its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "Partnership"), and COURTYARD MANAGEMENT CORPORATION, a Delaware corporation having its principal offices at 10400 Fernwood Road, Bethesda, Maryland 20817 (the "Manager").

          WHEREAS, on this date, the Partnership has conveyed to Owner 69 Courtyard by Marriott hotels and related assets (the "Hotels") and assigned to Owner its rights under an Amendment and Restatement of Management Agreement dated as of December 30, 1995 by and between the Partnership and the Manager (as the same may be further amended, modified, supplemented or replaced from time to time, the "Management Agreement"), in connection with a refinancing of the Partnership's debt on this date (the "Refinancing");

          WHEREAS, under the terms of the Management Agreement, Manager has the right to request from time to time additional Hotel Working Capital (as defined in the Management Agreement), if the amount of Hotel Working Capital held by the Manager is, in the Manager's reasonable judgment, inadequate;

          WHEREAS, Manager has informed Owner that, in its judgment, the changes in the cash management procedures required by the Owner's debt agreements and other factors have resulted in a need for increased Hotel Working Capital and Owner has agreed to provide additional Hotel Working Capital, on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and in the Management Agreement, the parties hereto agree as follows:

          1. Additional Hotel Working Capital. Owner agrees that, on the date hereof, it will pay to the Manager the sum of $2,500,000 in cash, to be held by the Manager as additional Hotel Working Capital for operation of the Hotels pursuant to the Management Agreement. During the remainder of fiscal year 1996, the parties will evaluate the working capital needs of the Hotels under the cash management procedures implemented in connection with the Refinancing. The parties will, in good faith, determine whether operation of the Hotels requires any additional Hotel Working Capital and, if it does, then the amount required. Owner agrees that, if the parties determine that additional Hotel Working Capital is required, it will furnish up to another $2,500,000 of additional funds (in addition to the amount provided on the date hereof), from excess funds that Owner will have on this date following consummation of the Refinancing. Owner will
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not distribute such excess funds to its partners until such time as the amount of additional Hotel Working Capital, if any, that is required.

          2.    Working Capital Reserve Account.

          2(a) Owner and Partnership agree that, during the two years ending February 1, 1998, Partnership will establish and fund, from distributions by Owner, a segregated account (the "Working Capital Reserve") in a financial institution mutually acceptable to Partnership and Manager. The Working Capital Reserve will be in the name of the Partnership. Owner will make distributions to the Partnership of, and the Partnership will deposit, at least $2,000,000 in the Working Capital Reserve by February 1, 1997, and will Owner will distribute, and the Partnership will deposit, an additional amount on or before February 1, 1998, such that the total balance of the Working Capital Reserve will be $5,000,000. After February 1, 1998, the Partnership will be entitled to withdraw, from time to time, any amounts in excess of $5,000,000 in the Working Capital Reserve as a result of earnings on the Working Capital Reserve.

          2(b) During any Lockbox Period (as defined in the Loan Agreement), the Manager will be entitled to withdraw funds from the Working Capital Reserve as and when cash receipts and existing Hotel Working Capital are inadequate to pay operating expenses of the Hotels and maintain appropriate liquidity. The Manager will promptly redeposit funds withdrawn from the Working Capital
Reserve at such time, if any, as the Hotel Working Capital becomes adequate again. Manager will be entitled to withdraw and deposit funds as often as necessary. Manager and Partnership will transfer the account, if necessary, to be at the same financial institution as the Operating Account (as defined in the Loan Agreement) and to implement procedures such that the funds in the Working Capital Reserve will be available automatically if there is a shortfall of funds in the Operating Account. Any draw upon the Working Capital Reserve will be deemed to be an additional capital contribution by the Partnership in the Owner.

          2(c) The obligation of Owner and Partnership to fund the Working Capital Reserve Account will be subordinate to distributions by Owner to the Partnership in an amount sufficient to pay debt service on the Senior Notes, and prior to any other distributions by Owner to the Partnership.

          2(d) If a Lockbox Period commences, the parties will re-evaluate the working capital needs of the Hotels during a Lockbox Period within one year after the commencement of the Lockbox Period. If the parties determine that the full amount in the Working Capital Reserve is not required, Owner will be entitled to withdraw all or such portion of the Working Capital Reserve as is determined to be unnecessary.

          3.    General

          3(a) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Management Agreement.

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          3(b)  No provision of this Agreement may be waived, modified or amended except by an instrument in writing signed by both of the parties hereto. No consent contemplated hereunder shall be deemed to have been granted unless it is granted pursuant to an instrument in writing by the party giving such consent.

          3(c) This Agreement and the respective rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of Maryland, excluding the choice of law rules thereof.

          3(d) This Agreement shall be binding upon and shall inure to the benefit of, the parties hereto and their respective successors and assigns

          3(e) This Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Working Capital Maintenance Agreement has been duly executed and delivered as of the day and year first above written.

                              OWNER:

                              COURTYARD II ASSOCIATES, L.P.

                              By:  CBM II CORP., managing general partner


                              By: /s/ Signature Appears Here
                                  ---------------------------------------
                              Its: Vice President
                                  ---------------------------------------

                              PARTNERSHIP:

                              COURTYARD BY MARRIOTT II
                                    LIMITED PARTNERSHIP

                              By: CBM TWO CORPORATION, general
                                    partner


                              By: /s/ Signature Appears Here
                                  ---------------------------------------
                              Its: Vice President
                                  ---------------------------------------

                              MANAGER:

                              COURTYARD MANAGEMENT
                              CORPORATION, a Delaware corporation

                              By: /s/ Signature Appears Here
                                  ---------------------------------------
                              Its: Vice President
                                  ---------------------------------------

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